                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                           TELEVIDEO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                     [LOGO]

                                2345 HARRIS WAY
                           SAN JOSE, CALIFORNIA 95131

                            ------------------------

                                                               February 28, 2000

TO THE STOCKHOLDERS OF TELEVIDEO, INC.

    The Annual Meeting of Stockholders of TeleVideo, Inc. will be held at the Embassy Suites Milpitas, 901 East Calaveras Boulevard, Milpitas, California, on Tuesday, April 18, 2000, at 9:30 A.M. California time.

    The Annual Report for fiscal 1999 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

    The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

    Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

                                          Sincerely yours,

                                          [/S/ DR. K. PHILIP HWANG]

                                          Dr. K. Philip Hwang
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                TELEVIDEO, INC.
                  2345 HARRIS WAY, SAN JOSE, CALIFORNIA 95131

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 18, 2000

                            ------------------------

    The Annual Meeting of Stockholders of TeleVideo, Inc., a Delaware corporation, (the "Company") will be held at the Embassy Suites Milpitas, 901 East Calaveras Boulevard, Milpitas, California 95035, on Tuesday, April 18, 2000, at 9:30 A.M. California time, for the following purposes:

    1. To elect four directors to serve for the coming year and until their successors are elected.

    2. To consider and vote upon a proposal to adopt the TeleVideo, Inc. 2000 Incentive Stock Option Plan.

    3. To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP as the independent auditors for the year ending October 31, 2000.

    4. To transact such other business as may properly come before the meeting or any adjournment.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 25, 2000 as the record date for the determination of stockholders entitled to vote at the meeting. Accordingly, only shareholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. To assure representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible.

                                          By Order of the Board of Directors

                                          [/S/ K. PHILIP HWANG]

                                          K. Philip Hwang
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

San Jose, California
February 28, 2000

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S STOCK YOU OWN, AND ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

--------------------------------------------------------------------------------

                                TELEVIDEO, INC.

                                ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 18, 2000

                            ------------------------

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of TeleVideo, Inc, a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on April 18, 2000, and at any adjournments or postponements of that meeting. All proxies will be voted in accordance with the instructions contained in the proxy, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting. The Annual Meeting will be held at the Embassy Suites Milpitas, 901 East Calaveras Boulevard, Milpitas, California 95035, at 9:30 A.M. California time.

    The Company's principal executive offices are located at 2345 Harris Way, San Jose, California 95131.

VOTING RIGHTS AND OUTSTANDING SHARES

    The Board of Directors (the "Board") has fixed February 25, 2000 as the record date of determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). At the close of business on February 25, 2000, there were outstanding and entitled to vote 11,309,085 shares of Common Stock of the Company.

    On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock.

    Under California law, a corporation incorporated in a state other than California may nevertheless be treated for some purposes as though it is a California corporation, if certain conditions are satisfied that establish that the company has significant contacts with California. Those conditions relate to the amount of property, payroll, sales and stock ownership in California. As of the end of its last fiscal year, the Company met the applicable tests and therefore, is subject to certain provisions of the California Corporations Code. Among the California provisions applicable to the Company is the requirement that cumulative voting be available in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The Inspector will separately tabulate affirmative and negative votes, abstentions and broker-non-votes.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker-non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders, and therefore will have the effect of a negative vote. Broker-non-votes are not counted for purposes of determining whether a proposal has been approved. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. A blank space is provided on the proxy card for stockholders to mark if they wish either to abstain on the proposal or to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the proposals described herein as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

REVOCABILITY OF PROXIES

    At the Annual Meeting, valid proxies will be voted as specified by the stockholder. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking the proxy. A stockholder's attendance at the Annual Meeting will not revoke the stockholder's proxy unless the stockholder affirmatively indicates at the Annual Meeting the intention to vote the stockholder's shares in person. If a stockholder's shares are held of record by a broker, bank or other nominee and such stockholder wishes to vote in person at the Annual Meeting, the stockholder must obtain from the record holder a proxy issued in the name of the stockholder.

SOLICITATION

    The Company will bear the cost of solicitation of proxies. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram. The Company has retained Beacon Hill Partners, 90 Broad Street, 20th Floor, New York, NY 10004, to solicit proxies from brokers and nominees for a fee of $3,250.00, plus out-of-pocket expenses.

    The Company intends to mail this Proxy Statement and proxy card on or about February 28, 2000 to stockholders of record as of the Record Date.

              MATTERS TO BE CONSIDERED AT THE 2000 ANNUAL MEETING

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The By-laws of the Company provide for three or more Directors, and the currently authorized number of Directors is four. Four Directors are to be elected at the meeting. Each Director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected, or until the death, resignation or removal of such Director.

    All four of the nominees are currently Directors of the Company: Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable to serve as a Director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. Shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. The proxies solicited by this Proxy Statement may not be voted for more than four nominees.

VOTING REQUIREMENTS

    Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

    The Board recommends a vote FOR the election of each of the nominees.

NOMINEES

    The names of the nominees, and certain information about them, as of February 28, 2000, is set forth below:

                                                                                        DIRECTOR
NAME OF NOMINEE                        AGE                    POSITION                   SINCE
---------------                      --------   -------------------------------------   --------
K. Philip Hwang....................     64      Chairman and Chief Executive Officer      1976
                                                of TeleVideo, Inc.

Woo K. Kim(1)......................     48      President                                 1997
                                                Selam Inc.

Robert E. Larson(1)................     61      General Partner                           1989
                                                Woodside Fund

Jun Keun Yum.......................     48      Vice President and Chief Technology       1999
                                                Officer of TeleVideo, Inc.

------------------------

(1) Member of the Audit Committee.

    Dr. K. Philip Hwang is the founder of the Company and has been Chairman of the Board and Chief Executive Officer since October 1976. From August 1990 to April 1991, he served as the Acting Chief Financial Officer, a position he again assumed in 1998. Since 1992, Dr. Hwang has also served as Chairman of Advanced MOS Systems ("AdMOS"), an engineering firm specializing in ASIC chip design. AdMOS is a private corporation in which TeleVideo holds a 20% interest.

    Dr. Robert E. Larson joined the Company as a member of the Board of Directors in December 1989. Since September 1983, he has served as General Partner of Woodside Fund, a venture capital fund, and since September 1985, he has been a member of the Board of Directors of Skye Investment Advisers, a registered investment adviser firm. Since 1973, Dr. Larson has been a Consulting Professor in the Engineering-Economic Systems Department at Stanford University.

    Mr. Woo K. Kim was elected to the Board of Directors in April 1997. He has served as the President of Selam Inc., San Jose, California since August 1995. Prior to that, Mr. Kim was TeleVideo's Director of Engineering and Production from June 1994 to August 1995. Mr. Kim originally joined the TeleVideo in 1990 as Senior Manager of Engineering. Mr. Kim has BS and MS degrees in Electrical Engineering from Seoul National University.

    Mr. Jun Keun Yum joined TeleVideo in January 1999 as Vice President of Operations and Chief Technology Officer. In April 1999, he was elected to the Board of Directors. Mr. Yum has more than 15 years of executive level experience at companies in a variety of industries. Prior to joining TeleVideo, Mr. Yum was a General Manager and Executive Director of Samsung Electronics Co., Ltd., Seoul, Korea from January 1993 to December 1998. Mr. Yum has a BS degree in Electrical Engineering from Han Yang University of Seoul, Korea and an MS degree in Electrical Engineering from Illinois Institute of Technology.

EXECUTIVE OFFICERS

    The name of the Company's executive officers who are not directors and certain information about them are as follows:

    James D. Wheat, age 42, joined TeleVideo in March 1999 as Vice President of Finance and Chief Financial Officer. Prior thereto, from November 1997 to February 1999, Mr. Wheat served as Vice President and Corporate Controller of Sunterra Corp., Orlando, Florida, a public timeshare company. From 1991 to November 1997, Mr. Wheat served as internal auditor, division controller and external reporting manager of Raychem Corporation, a materials manufacturing company. Mr. Wheat is a Certified Public Accountant, Certified Management Accountant, Certified Internal Auditor and is a licensed real estate broker in California. He received a B.B.A. degree from the University of Michigan and an MBA degree from The Wharton School of Business at the University of Pennsylvania.

    Joseph Burroughs, age 61, joined TeleVideo in July 1999 as Vice President of Worldwide Sales. Prior to joining TeleVideo, beginning in January 1997,
Mr. Burroughs was President of B&A Channel Consultants, San Ramon, California, a consulting company owned by Mr. Burroughs. From February 1997 to October 1998, he served as channel marketing director with Meridian Data, Inc., Scotts Valley, California, a networking storage company. From August 1995 to September 1996, Mr. Burroughs served as Channel Marketing and Sales Director for SBE, San Ramon, California, a networking products company. From July 1993 to August 1995,
Mr. Burroughs served as Channel Marketing Manager for Networth, Inc., Irving, Texas, a networking products company. Mr. Burroughs received a BS in marketing from the Rochester Institute of Technology.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file with the Securities and Exchange Commission reports of ownership and changes in ownership in their holdings of the Company's Common Stock. Based on an examination of these reports and on written representations provided to the Company, all such reports required to be filed for the fiscal year ended October 31, 1999 have been timely filed except that James Burroughs, an executive officer of the Company, inadvertently did not timely file his Initial Statement of Beneficial Ownership (Form 3). The Form 3, which reflected that he owned no securities of the Company at the time he became subject to Section 16, was subsequently filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2000: (i) all those known to the Company to be beneficial owners of more than five percent of its Common Stock; (ii) each director and director nominee of the Company;
(iii) each person named in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group. The Company knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown, subject to community property laws, where applicable.

                                                                    BENEFICIAL OWNERSHIP
                                                                  -------------------------
                                                                   NUMBER OF       PERCENT
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS                      SHARES         OF TOTAL
----------------------------------------------                    -----------      --------
K. Philip Hwang.............................................        7,127,824(1)     63.0%
  2345 Harris Way, San Jose, California 95131

Woo K. Kim..................................................           20,000(2)        *
  1887 O'Toole Ave., Suite #C-103
  San Jose, California 95131

Robert E. Larson............................................           37,500           *
  850 Woodside Drive, Woodside, California 94062

Jun Keun Yum................................................           18,750(3)        *
  2345 Harris Way, San Jose, California 95131

All Executive Officers and Directors as a Group.............        7,227,824(4)     63.9%
  (6 persons)

------------------------

 *  Represents less than one percent.

(1) Includes an aggregate of 75,983 shares held in trust for Dr. Hwang's children, 22,500 shares held of record by the Kyupin Philip and C. Gemma Hwang Foundation, and the 7,029,341 shares held of record by Dr. Hwang and his spouse.

(2) Includes 20,000 shares that Mr. Kim may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(3) Includes 18,750 shares that Mr. Yum may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(4) Includes 57,500 shares that the executive officers and directors may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 1999, the Board held 4 meetings. Each member of the Board attended all meetings held during the 1999 fiscal year.

    The Company's Audit Committee met 4 times during fiscal 1999. This Committee reviews the independence of the Company's independent certified public accountants, recommends the engagement and discharge of independent accountants and reviews accounting policies, internal accounting controls and results of audit engagements. During fiscal 1999, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters that required formal review.

    The Company does not have any executive, compensation, nominating or other committees.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 1999, directors who were not employees of the Company received $500 for each board meeting attended and were reimbursed for reasonable travel and other expenses. No compensation is paid for attendance at meetings of committees of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended October 31, 1999, the Company did not have a Compensation Committee. The full Board of Directors serves the function of the Compensation Committee. During fiscal 1999, none of the Board members or executive officers served on the board of directors or compensation committee of any other entity, any of whose officers or directors served on the Board of Directors of the Company.

COMPENSATION COMMITTEE REPORT(1)

    The Board of Directors as a whole serves the function of a Compensation Committee since the Company has no formal Compensation Committee. The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interest of management and stockholders. The Company provides Executive Officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options, subject to vesting restrictions.

    To further these objectives, compensation programs for Executive Officers generally consist of four components: (i) base cash salaries, (ii) management bonus plan, (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its Executive Officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Board generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Board does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

    Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this limitation and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Board believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1,000,000. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Board intends

------------------------

(1) This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

BASE SALARIES

    The Board approves salary changes for Executive Officers in accordance with the salary administrative policy. Salary adjustments are generally made following the anniversary of the Executive Officer's start date with the Company. The salary administrative policy is a long-standing one that is periodically reviewed by the Board. The policy sets ranges for various positions, based on job evaluation and competitive salary data of other companies. Within the ranges, adjustments are recommended on the basis of position within the range, individual performance and an overall corporate merit salary percentage factor, which is established by the Board.

MANAGEMENT BONUS PLAN

    In fiscal 1984, the Board adopted a Management Bonus Plan that provides for annual or semi-annual cash awards to officers and other key employees as determined annually by the Board (or by the standing Compensation Committee of the Board, if any) based on the achievement of corporate and individual goals set by the Board, as well as the financial condition and prospects for the Company. The plan provides that the maximum amount that may be awarded to any person is equal to 45% of such person's salary and the allocation of individual bonuses is determined by the person's position, individual performance within certain ranges, and the Company's performance. For fiscal year 1999, no cash was paid under this plan.

STOCK OPTIONS

    Long-term equity incentives are granted to Executive Officers and other selected employees from time to time on a discretionary basis. All options granted to date have been for four year terms, with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on the performance and ability to impact corporate and/or business results.

EMPLOYEE RETIREMENT PLAN

    Effective January 1987, the Board adopted the TeleVideo, Inc. Employee Savings and Retirement Plan and Trust (the "401(k) Plan") pursuant to which employees may defer compensation for income tax purposes under Section 401(a) and 401(k) of the Code. All domestic employees of the Company, including officers, who have completed three months of service are eligible to participate in the 401(k) Plan.

    The Plan provides that from time to time eligible employees may contribute to their account up to 15% of their cash compensation through payroll deductions, subject to statutory limitations. The Company may make a discretionary matching contribution equal to a specified percentage (determined annually by the Board, but not exceeding 25%) of the first four percent of the compensation contributed by the employee. Employee contributions in calendar 1999 could not exceed $10,000. In addition, contributions of "highly compensated" employees (as defined in the Code) may be further limited by anti-discrimination rules governing 401(k) plans.

    Employees have a 100% vested interest in their contributions to the 401(k) Plan and the earnings thereon at all times. An employee's interest in the Company's matching discretionary contributions and the earnings thereon vest at a rate of 33.33% per year for each year of the employee's service after 1986, except that such interest will be fully vested as the result of the disability, death or retirement of the employee or the termination of the Plan. All contributions are held by a trustee under a written trust agreement. Participants may direct the investment of their accounts among certain specified alternatives. Such alternatives do not include an investment in the Company's Common Stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. Dr. Hwang was named Chief Executive Officer effective
October 1976. He is entitled to a salary at an annual rate of $200,000 which, in fiscal 1990, he agreed to temporarily reduce by 30%. Dr. Hwang's base salary in fiscal 1999, therefore, was set at $140,000 which was the same as the previous years. He is also entitled to participate in the Management Bonus Plan.
Dr. Hwang did not receive a bonus under the annual bonus plan and was awarded no stock options during the fiscal year ended October 31, 1999. The Board based this compensation package on an assessment of various factors related to the Company's lack of profitability and limited cash position. As in previous years, in making its compensation decisions the Board also took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms. The Board has approved no change in base salary for Dr. Hwang for fiscal 2000.

                                          Board of Directors

                                          K. Philip Hwang
                                          Robert E. Larson
                                          Woo K. Kim
                                          Jun Keun Yum

EXECUTIVE COMPENSATION

    The following table shows executive compensation paid or accrued by the Company for services rendered to the Company or its subsidiaries in all capacities during the three fiscal years ended October 31, 1999, to the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officer of the Company earned salary and bonus of at least $100,000 during the fiscal year ended October 31, 1999.

                                         ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                 -----------------------------------   --------------------------------
                                                        OTHER ANNUAL                OPTIONS/
                                                        COMPENSATION   RESTRICTED     SARS       LTIP        OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY($)       ($)          STOCK      (SHARES)   PAYOUTS    COMPENSATION
---------------------------      --------   ---------   ------------   ----------   --------   --------   ------------
K. Philip Hwang ..............    1999       140,000          0             0          0          0             0
  Chief Executive Officer         1998       140,000          0             0          0          0             0
                                  1997       140,000          0             0          0          0             0

OTHER COMPENSATION

    STOCK OPTION GRANTS IN LAST FISCAL YEAR:

    No options were granted in the last fiscal year to the Named Executive Officer, and he currently owns no options, either vested or unvested. Accordingly, the Option Grants table has been omitted.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
     VALUES:

    No option exercises were made in the last fiscal year by the Named Executive Officer. Accordingly, the Option Exercise table has been omitted.

    LONG TERM INCENTIVE PLAN AWARDS:

    No long term incentive awards were made by the Company during fiscal 1999. Accordingly, a table setting forth such awards has not been included.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

    The Company has no employment agreement or other arrangement regarding employment with the Named Executive Officer or any other executive officer of the Company.

EMPLOYEE BENEFIT PLANS

    TELEVIDEO, INC. 1991 INCENTIVE STOCK OPTION PLAN

    On November 12, 1991, the Board adopted the TeleVideo, Inc. 1991 Incentive Stock Option Plan, (the "1991 ISO Plan") which was approved by the stockholders of the Company at the 1992 Annual Meeting. This plan authorizes 4,000,000 shares of Common Stock for options to be granted to employees of the Company including officers who are not also directors. Options granted under the 1991 ISO Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code). Options are approved by the Board, which acts as the Plan Administrator. All options are granted at an exercise price at least equal to 100% of the fair market value on the date of grant (110% for persons who own at least 10% of the Company's outstanding common stock). As of February 28, 1999, the Company has 262,500 options outstanding under its 1991 ISO Plan, of which 205,500 were granted during the fiscal year ended October 31, 1999. If Proposal No. 2 is approved by the stockholders at the Annual Meeting, management anticipates that it will discontinue granting options under the 1991 ISO Plan and will in the future, grant options under the newly adopted 2000 Incentive Stock Option Plan. The termination of the 1991 ISO Plan will not affect options already outstanding under that plan.

    1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN

    The 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") was also approved by the Company's stockholders at the 1992 Annual Meeting. This plan authorizes the grant of options to purchase up to 600,000 shares of Common Stock to be granted to directors of the Company or parent or subsidiary corporations who are not also employees of the Company, parent or subsidiaries. Options granted under the 1992 Directors' Plan are non-qualified stock options that do not qualify for the tax benefits applicable to incentive stock options. The 1992 Directors' Plan provides for automatic grants to eligible directors as follows: 7,500 options upon being elected to the board (or the effective date of the 1992 Directors' Plan, which last occurred), and 7,500 options annually for the following four years, so long as the director remains on the board. Options are granted at 100% of fair market value on the date of grant. As of February 28, 2000, there are 25,000 options outstanding under the 1992 Directors' Plan. If Proposal No. 2 is approved by the stockholders at the Annual Meeting, management anticipates that it will discontinue granting options under the 1992 Directors' Plan and will in the future, grant options under the newly adopted 2000 Incentive Stock Option Plan. The termination of the 1992 Directors' Plan will not affect options already outstanding under that plan.

    CASH PROFIT SHARING PLAN

    Effective May 1984, the Board approved a Cash Profit Sharing Plan for employees (other than Executive Officers, Directors, and sales persons covered by the sales incentive plan) that provides for semi-annual cash payments to eligible employees who complete six months of service with the Company. The cash payment is determined by a formula based upon the Company's contribution of a percentage of the after-tax profits of the Company and the ratio that each eligible employee's compensation bears to the eligible compensation of all employees in the plan. For fiscal year 1999, no amount was paid under this plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the two fiscal years ended October 31, 1999, there was one Company transaction exceeding $60,000 in which any director or executive officer, director nominee, principal stockholder or member of any such person's immediate family had a direct or indirect material interest. On September 15, 1998, the Company borrowed $500,000 from Gem Management, Inc., a company owned by Dr. Hwang's spouse. The unsecured loan bore annual interest at a prime rate with principal and interest due on demand. On February 16, 1999, the outstanding loan principal and interest was paid in full. There are no such proposed transactions pending.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative stockholder returns on the Company's Common Stock, the Standard & Poor's 500 and the S & P High Tech Composite Indexes. The graph covers the five-year period from October 31, 1994 through October 31, 1999, and assumes a $100 investment made on October 31, 1994. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          TELE VIDEO  S&P HIGH TECH COMP  S&P 500
10/31/94     $100.00             $100.00  $100.00
10/31/95     $260.00             $151.42  $126.41
10/31/96     $130.00             $181.43  $156.85
10/31/97     $270.00             $264.97  $207.21
10/30/98      $70.00             $346.22  $252.77
10/29/99      $50.00             $567.66  $317.64

    "Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such graph be incorporated by reference into any future filings made by the Company under those statutes."

                                 PROPOSAL NO. 2
                        2000 INCENTIVE STOCK OPTION PLAN

    The Company currently has two stock option plans under which the Board of Directors is empowered to grant options to employees (the 1991 Incentive Stock Option Plan or the "1991 Plan") and to outside directors (the 1992 Outside Directors Stock Option Plan or the "1992 Plan"). As of February 28, 2000, the Company has outstanding 262,500 options under the 1991 Plan and 25,000 options under the 1992 Plan. The Board has determined that it would be in the best interests of the Company to adopt a new stock option plan that would give the Board more flexibility in granting incentive and nonstatutory stock options to persons who are making contributions to the success of the Company. That could include persons who do not fit the eligibility criteria of either of the two existing stock option plans. Accordingly, in January 2000, the Board of Directors adopted the 2000 Incentive Stock Option Plan (the "2000 Plan"). If the stockholders approve this Proposal No. 2, the Company intends to discontinue granting options under the 1991 Plan and the 1992 Plan and, in their places, grant future stock options under the newly-approved 2000 Plan. Termination of the 1991 Plan and the 1992 Plan will not affect any options that remain outstanding under those existing plans.

    The Company intends to register the 2000 Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval.

SUMMARY OF THE 2000 STOCK OPTION PLAN

    The text of the 2000 Plan is set forth in Exhibit A to this Proxy Statement. The following is intended to be a summary of the 2000 Plan's principal terms and does not purport to be a complete statement of the plan's terms. It is subject to and qualified in its entirety by reference to Exhibit A.

    GENERAL. The 2000 Plan provides for the grant of up to 2,000,000 incentive stock options and nonstatutory stock options as approved by the Board of Directors or a committee thereof (the "Committee"). Incentive stock options granted under the 2000 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2000 Plan do not qualify as incentive stock options under the Code. See "Federal Income Tax Consequences" for a discussion of the tax treatment of incentive and nonstatutory stock options.

    PURPOSE. The purpose of the 2000 Plan is to attract and retain the best personnel, provide additional incentive to the employees, directors and consultants of the Company, to promote the success of the Company's business and to enable employees, directors and consultants to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms.

    ELIGIBILITY. The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Incentive Stock Options under the Plan to any employee of the Company or its Affiliated Companies (I.E., parent or subsidiary companies), including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereafter organized or acquired. Such Incentive Stock Options may be granted to one or more such employees without being granted to other eligible employees, as the Board (or Committee) may deem fit.

    No Incentive Stock Option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant, and the term of the option does not exceed five years from the date of grant. For Incentive Stock Options granted under the 2000 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an Optionee during any calendar year, may not exceed $100,000.

    The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Nonstatutory Stock Options under the Plan to any employee, including officers or directors of the Company or any Affiliated Company, any director of the Company or any Affiliated Company, or any consultants or advisors of the Company or any Affiliated Company presently existing or hereafter organized or acquired. Such Nonstatutory Stock Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

    ADMINISTRATION. The 2000 Plan shall be administered by the Board of Directors of the Company. The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options, and, subject to the express provisions and restrictions of the 2000 Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares that may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the 2000 Plan. The Board of Directors is authorized to delegate the administration of the 2000 Plan to a committee. The Board or the committee, as the case may be, is referred to as the "Administrator."

    NUMBER OF SHARES SUBJECT TO THE 2000 PLAN. The maximum aggregate number of shares that may be optioned and sold under the 2000 Plan is 2,000,000 shares of authorized Common Stock of the Company. This constitutes an absolute cumulative limitation on the total number of shares that may be optioned under the Plan. All shares to be optioned and sold under the 2000 Plan may be either authorized but unissued shares or shares held in the treasury.

    OPTION PRICE. The Option Price for Incentive Stock Option shares of Common Stock to be issued under the 2000 Plan shall be not less than 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board, except that if on the date on which such Incentive Stock Option is granted the Optionee is a stockholder owning more than 10% of the outstanding stock, then such Option Price shall be not less than 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The fair market value of shares of Common Stock for all purposes of the 2000 Plan is to be determined by the Board in its sole discretion, exercised in good faith.

    The Option Price for Nonstatutory Stock Option shares of Common Stock to be issued under the 2000 Plan shall be determined by the Board and shall not be less than 85% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board. The fair market value of shares of Common Stock for all purposes of the 2000 Plan is to be determined by the Board in its sole discretion, exercised in good faith.

    TERM OF PLAN. The 2000 Plan is effective as of January 4, 2000, and shall continue in effect until January 4, 2010, unless terminated earlier by action of the Board. No Option hereunder may be granted after January 4, 2010.

    EXERCISE OF OPTION. Options under the 2000 Plan terminate within such period determined by the Administrator up to 90 days (in the discretion of the Administrator) after the grantee ceases to be employed by the Company, provided, however, that the board may extend such 90-day period for a period up to five years with respect to non-statutory stock options, unless (i) the termination of employment is due to such person's permanent and total disability (as defined by the Code), in which case the option may be exercised at any time within 12 months of that termination; (ii) the optionee dies while employed by the Company, in which case the option may be exercised within such period determined by the Administrator up to 12 months following the optionee's death by the person or persons to whom the rights to such option passed by will or by the laws of descent and distribution; Options of optionees who have died while still employed by the Company will continue to vest for six months following the date of death; or (iii) the optionee dies within three months after ceasing to be an employee, director or consultant of the Company, in which case, the Option will be exercisable for 12 months, but only to the extent such Option was exercisable on the date the optionee ceased to be a service provider.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event that a change, such as a stock split, reverse stock split, stock dividend, reorganization, recapitalization or reclassification is made in the Company's capitalization which effects the Company's Common Stock, appropriate adjustment will be made in the exercise price of outstanding options and in the number of shares available for issuance under the 2000 Plan upon proper authorization of the Board.

    NONTRANSFERABILITY OF OPTIONS. An option is nontransferable by the optionee, other than by will or the laws of dissent and distribution, and is exercisable only by the optionee during his or her lifetime, or in the event of death of the optionee, a person who has acquired the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may amend the 2000 Plan at any time or from time to time or may terminate the 2000 Plan without approval of the stockholders; provided, however, that approval of the holders of the majority of the shares of the Company's stock present and voting on the action is required for any amendments to the 2000 Plan to increase the number of shares that may be optioned thereunder, or adversely affects an optionee's rights under the 2000 Plan with respect to any option granted prior to the adoption of the amendment. In any event, the 2000 Plan will terminate on January 4, 2010, provided that any options then outstanding under the Plan shall remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

    The federal tax consequences of options are complex and subject to change. The following discussion is only a summary of the general rules applicable to options. A taxpayer's particular situation may be such that some variation of the general rules may be applicable.

    INCENTIVE STOCK OPTIONS. Favorable federal income tax treatment is provided for stock options which qualify as "incentive stock options" under section 422 of the Code.

    The discussion in this Proxy Statement of the federal income tax consequences associated with incentive stock options is based on the Code, temporary and proposed regulations, and, where the Company believes it is reasonable and appropriate, prior regulations and rulings.

    GRANT. There are no federal income tax consequences to the optionee by reason of the grant of an incentive stock option.

    EXERCISE. Upon exercise of an incentive stock option, the optionee does not recognize taxable income. The amount by which the fair market value of the stock acquired at the time of exercise exceeds the option price is an item of tax preference, subject to the alternative minimum tax (see "Alternative Minimum Tax" below).

    DISPOSITION. A disposition includes any transfer of legal title, such as a transfer by sale, exchange or gift, but it does not include a transfer into joint ownership with right of survivorship if the optionee remains one of the joint owners, a pledge, a transfer by request or inheritance, an exchange of common stock for common stock in the same corporation, an exchange of stock in a tax-free reorganization or a transfer by an insolvent individual to a fiduciary in a bankruptcy or similar proceeding. However, changes in the tax laws designed to prevent the "pyramiding" or exercises of incentive stock options provide that if an optionee exchanges stock acquired through the exercise of an incentive stock option as payment of the exercise price of any other incentive stock option, then such exchange will be treated as a disposition of such stock and will be a disqualifying disposition unless the applicable holding periods of such stock were met (see "Disqualifying Disposition" below).

    The federal income tax consequences of disposing of stock acquired through the exercise of an incentive stock option depend on the timing of the disposition in relation to the dates on which the option was granted and exercised.

    QUALIFYING DISPOSITION. If the optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year from the date on which the shares were transferred to the optionee upon exercise of the option, any gain or loss on a subsequent disposition of such stock will be taxed to the optionee as a long-term capital gain or loss equal to the difference between the amount received upon such disposition and the optionee's basis in such stock.

    DISQUALIFYING DISPOSITION. If the optionee disposes of the stock before the expiration of either holding period described above, and the transaction is one in which any loss, if sustained, would be recognized under the Code, then, in general, at the time of disposition the optionee will recognize taxable ordinary income equal to the lesser of the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock, or the optionee's actual gain, if any, on the purchase and sale (I.E., the excess, if any, of the amount received upon disposition over the optionee's basis in the stock). Somewhat different rules apply to persons subject to section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

    If the amount received upon disposition exceeds the stock's fair market value on the date of exercise, then the optionee will have capital gain to the extent of such excess. If the optionee has incurred a loss on the purchase and sale, then the optionee will realize no ordinary income and the loss will be a capital loss. Such capital gain or loss will be long-term or short-term depending on whether the stock was held for more than the applicable long-term capital gains holding period.

    If the optionee disposes of the stock before the expiration of either holding period described above, and the transaction is one in which loss is not recognized under the Code (for example, the sale of the stock to the optionee's spouse), then the optionee will realize ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock. The optionee will have capital gain to the extent of the excess, if any, of the amount received upon disposition over the stock's fair market value on the day of exercise, which capital gain will be long-term or short-term depending on whether the stock was held for more than the applicable long-term capital gains holding period from the date of exercise.

    If the amount received upon disposition is less than the stock's fair market value on the date of exercise, the optionee will still have ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the optionee's basis in the stock; however, no loss will be recognized, and the ultimate tax consequences to the optionee will be determined under the section of the Code which governs such nonrecognition.

    CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and the satisfaction of any income tax withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs. Otherwise, there are no federal income tax consequences to the Company by reason of the disposition of stock acquired through exercise of an incentive stock option.

    ALTERNATIVE MINIMUM TAX. The exercise of an option of disposition of stock acquired on such exercise may give rise to two types of tax preference items which could potentially subject the optionee to the alternative minimum tax (or additional alternative minimum tax if the optionee is already subject to such tax). The difference between the exercise price of an incentive stock option and the fair market value of the stock on exercise is an item of tax preference.

    The alternative minimum tax is imposed only if and to the extent it exceeds the optionee's regular tax for the taxable year.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 2000 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the current earnings paid to the optionee. If such earnings are insufficient to pay the tax, the optionee will be required to make a direct payment to the Company for the tax liability.

    Notwithstanding the foregoing, the holder of a nonstatutory option will not recognize income at the time such option is exercised if sale of the shares is received upon exercise of the option at a profit would subject him to possible liability under section 16(b) of the Exchange Act. This section applies only to officers, directors and 10% stockholders of the Company. In this case, the optionee may not recognize ordinary income until the restrictions imposed by section 16(b) of the Exchange Act with respect to such shares lapse. The amount of ordinary income recognized will be the excess of the fair market value of the shares at the time such restrictions lapse over the exercise price. The optionee may avoid this deferral provision by filing an election under section 83(b) of the Internal Revenue Code within 30 days after the nonstatutory stock option is exercised. If such an election is filed, the optionee will be taxed at the same time and in the same manner as would a holder of a nonstatutory stock option who is not subject to the provisions of section 16(b) of the Exchange Act.

    Upon a resale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will qualify for long-term gain or loss treatment if the shares have been held for more than six months at the date of their disposition. The optionee's basis for determination of gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

    In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the voting shares represented and voting at the Annual Meeting is required to approve the 2000 Stock Option Plan. Unless marked to the contrary, proxies received will be voted FOR the Company's 2000 Stock Option Plan.

    The Board of Directors of the Company recommends a vote FOR the approval of the Company's 2000 Stock Option Plan.

                                 PROPOSAL NO. 3
                           RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Grant Thornton LLP as the Company's independent auditors for the fiscal year ending October 31, 2000 and has further directed that management subject the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Grant Thornton LLP has audited the Company's financial statements since 1991. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the directors determine that such a change would be in the best interests of the Company and its stockholders.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP.

    The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending October 31, 2000.

                             REPORT TO STOCKHOLDERS

    The Company's Annual Report to Stockholders for the fiscal year ended October 31, 1999, which contains the Company's Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for such year, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 2001 must be received by the Company no later than October 31, 2000, in order for them to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and use "certified mail, return receipt requested" in order to provide proof of timely receipt. No such proposals were received with respect to the Annual Meeting scheduled for April 18, 2000.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. However, if any other matters are properly presented to the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors

                                          [/S/ K. PHILIP HWANG]

                                          K. Philip Hwang
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

February 28, 2000

--------------------------------------------------------------------------------
The Board of Directors hopes that stockholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxies, if they revoke their proxies at or before a vote is taken. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                TELEVIDEO, INC.

                             2000 STOCK OPTION PLAN

    1.  PURPOSES OF THE PLAN.  The purposes of this Stock Option Plan are:

       - to attract and retain the best available personnel for positions of substantial responsibility,

       - to provide additional incentive to Directors, Employees and Consultants, and

       - to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        (f) "Common Stock" means the Common Stock of the Company.

        (g) "Company" means TeleVideo, Inc., a Delaware corporation.

        (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

        (i) "Director" means a member of the Board.

        (j) "Disability" means total and permanent disability as defined in
    Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulation promulgated thereunder.

        (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

        (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "Option" means a stock option granted pursuant to the Plan.

        (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        (u) "Optioned Stock" means the Common Stock subject to an Option.

        (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

        (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (x) "Plan" means this 2000 Stock Option Plan.

        (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (z) "Section 16(b)" means Section 16(b) of the Exchange Act.

        (aa) "Service Provider" means an Employee, Director or Consultant.

        (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

        (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Two Million (2,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.  FORM OF OPTION.

        (a) INCENTIVE OR NONSTATUTORY STOCK OPTIONS. Options issued under the Plan may be either Nonstatutory Stock Options or Incentive Stock Options or a combination of both. Whether an Option or a portion thereof is a Nonstatutory Stock Option or an Incentive Stock Option shall be clearly stated in the Option Agreement.

        (b) RECLASSIFICATION OF OPTIONS. Any Incentive Stock Option may be reclassified into a Nonstatutory Stock Option upon the written request of the Optionee and the consent of the Company (which consent may be withheld in the sole discretion of the Administrator) by the amendment of its designation and the deletion or modification of any provision which, under the terms of the Plan, is applicable only to Incentive Stock Options. The number of shares which may be purchased pursuant to an Incentive Stock Option which is so reclassified into a Nonstatutory Stock Option may be increased by amendment but not in excess of the number of additional shares necessary to provide the Optionee with the same economic benefit after federal income taxes upon the exercise of the Option as a Nonstatutory Stock Option as the Optionee would have obtained upon the exercise of the Option as an Incentive Stock Option. In no event shall (i) the provisions of this subsection be interpreted or construed to grant any rights, powers or privileges to reclassify or otherwise amend an Incentive Stock Option to any person or body other than the Administrator; or (ii) any Option Agreement contain any provision which purports to grant any such rights, powers or privileges.

        (c) CANCELLATION OF OPTIONS. With the Optionee's consent, the Administrator may cancel any Option issued under the Plan and issue a new Option to such Optionee.

    5.  ADMINISTRATION OF THE PLAN.

        (a)  PROCEDURE.

           (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

           (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

           (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

           (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

           (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code or Nonstatutory Stock Options;

           (ii) to determine the Fair Market Value;

          (iii) to select the Service Providers to whom Options may be granted hereunder;

           (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

           (v) to approve forms of agreement for use under the Plan;

           (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

         (viii) to institute an Option Exchange Program;

           (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

           (x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

           (xi) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

         (xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

          (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

    5.  ELIGIBILITY.

        (a) INCENTIVE AND NONSTATUTORY STOCK OPTIONS. Options may be granted only to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. A Director, Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted additional Options.

        (b) INCENTIVE STOCK OPTIONS TO PROSPECTIVE EMPLOYEES. No Incentive Stock Option shall be granted to any prospective employee prior to the date upon which such person becomes an Employee; provided, however, that the Administrator may grant an Incentive Stock Option to a prospective employee prior to such person's employment, subject to the condition that such person become an Employee, in which case, the date of grant shall be the date upon which such person becomes an Employee (unless a later date shall be specified in the Notice of Grant).

    6.  LIMITATIONS.

        (a) INCENTIVE STOCK OPTIONS. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

        (b) VESTING. Subject to the right of the Administrator to fix the vesting terms applicable to any individual option grant, all Stock Option Agreement shall provide for at least twenty percent (20%) vesting on an annual basis.

        (c) NO RIGHT TO CONTINUED STATUS AS A SERVICE PROVIDER. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    7. TERM OF PLAN. Subject to Section 20 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Administrator, but shall be subject to the following:

           (i)  INCENTIVE STOCK OPTIONS.  In the case of an Incentive Stock
       Option:

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than One Hundred Ten Percent (110%) of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee, the per Share exercise price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

           (ii) NONSTATUTORY STOCK OPTIONS. In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price may be at a discount to fair market value, but shall be at least Eighty-five Percent (85%) of the Fair Market Value per Share on the date of Grant.

           (iii) PERFORMANCE-BASED COMPENSATION. In the case of an Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

           (iv) MERGER OR OTHER CORPORATE TRANSACTION. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than One Hundred Percent (100%) of the Fair Market Value per on the date of grant pursuant to a merger or other corporate transaction.

        (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

        (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

           (i) cash;

           (ii) check;

          (iii) promissory note;

           (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

           (v) consideration received by the Company pursuant to a cashless exercise;

           (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

         (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

        (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives:
    (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. This time period may be extended by the Administrator for up to five (5) years with respect to Nonstatutory Stock Options. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
    (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d)  DEATH OF OPTIONEE.

           (i) WHILE A SERVICE PROVIDER. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option would have vested had the Optionee remained a Service Provider for six (6) months after the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination.

           If, at the time of death, the Optionee is not vested (or is not deemed vested by this Section 10(d)(i)) as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (ii) WITHIN THREE MONTHS OF TERMINATION AS A SERVICE PROVIDER. If an Optionee dies within three (3) months of ceasing to be a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    12. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for Optionee to have the right to exercise his or her Option until ten
    (10) days prior to such transaction as to all of the

    Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

        (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

        (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable

    Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. GRANTS EXCEEDING ALLOTTED SHARES. If the Shares covered by an Option exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    20. STOCKHOLDER APPROVAL. Stockholder approval of the Plan shall be obtained in the manner and to the degree required under Applicable Laws.

    21. INFORMATION TO OPTIONEES. The Company shall provide each Optionee, while such Optionee has one or more Options outstanding, with copies of all annual reports and other information that are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

    22. OTHER PROVISIONS. Notwithstanding the express provisions of the Plan, any Option may be granted on such additional or more restrictive terms as the Administrator shall deem advisable consistent with the Plan.

    23. REGISTRATION AND RESALE. The Plan, the shares of Common Stock subject thereto, and the Options granted thereunder may, in the discretion of the Board and to the extent permitted by law, be registered under the Securities Act of 1933, as amended, or qualified for sale under the securities laws of any state. As a condition to the grant of any Option under the Plan or the issuance of Shares upon the exercise thereof, the Board may require that the Optionee agree to comply with such provisions of federal and state securities laws as may be applicable to such grant or issuance or to the sale of Shares acquired thereby and deliver to the Company a written agreement in form and substance satisfactory to the Company and its counsel implementing such agreement.

    24.  EFFECTIVE DATE AND TERM OF PLAN.

        (a) EFFECTIVE DATE. The Plan is effective as of January 4, 2000, subject to receipt of stockholder approval, to the extent required by Applicable Laws.

        (b) TERM. The Administrator may terminate the Plan at any time. The Plan will, in all events, terminate on the earlier of (i) January 4, 2010 or
    (ii) the date all shares available for issuance are issued or cancelled. Each Option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                   THE BOARD OF DIRECTORS OF TELEVIDEO, INC.

                     2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned Stockholder of TeleVideo, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 28, 2000, and Annual Report to Stockholders for the year ended October 31, 1999, and hereby appoints ________ and __________, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 18, 2000 at 9:30 a.m., California Time, at the Embassy Suites Milpitas, 901 East Calaveras Boulevard, Milpitas, California 95035, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matter set forth below:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                                                 -------------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                 -------------

    PLEASE MARK YOUR
/X/ VOTES AS IN THIS
    EXAMPLE USING
    DARK INK ONLY.

                               FOR ALL nominees listed     WITHHOLD AUTHORITY
                               below (EXCEPT as marked  to vote for ALL nominees
                               to the contrary below).        listed below.
1.ELECTION OF DIRECTORS
(Instruction: To WITHHOLD             /   /                       /   /
the authority to vote for any
individual nominee, strike a
line through that nominee's
name in the list below.)
Name of Nominee:
                 Dr. K. Philip Hwang
                     Woo K. Kim
                  Robert E. Larson
                     James Wheat
                    Jun Keun Yum
                     Julia Zhang

2. PROPOSAL TO ADOPT THE 2000 INCENTIVE STOCK OPTION PLAN

                       FOR        ABSTAIN        AGAINST

                      /   /        /   /          /   /


3. PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS
   INDEPENDENT AUDITORS FOR THE YEAR ENDED OCTOBER 31, 2000

                       FOR        ABSTAIN        AGAINST

                      /   /        /   /          /   /


4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

WHETHER OR NOT YOU PLAN TO THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Dated _________________________________________________________________, 2000

Signature ___________________________________________________________________

Signature ___________________________________________________________________